                               ERNST WORLD FUNDS
                                     WORLD

                       ERNST GLOBAL ASSET ALLOCATION FUND

                      ERNST GLOBAL SMALLER COMPANIES FUND

                 ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

                                ERNST & COMPANY
                               INVESTMENT ADVISER


                       PROSPECTUS DATED FEBRUARY 5, 1996

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
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Prospectus Summary....................................................................     2
Fee Table.............................................................................     4
Investment Objectives and Policies....................................................     5
Investment Techniques.................................................................     9
Management of the Group...............................................................    14
Investment Restrictions...............................................................    17
Valuation of Shares...................................................................    17
How to Purchase and Redeem Shares.....................................................    18
Dividends and Taxes...................................................................    26
Expenses and Certain Fund Services....................................................    28
General Information...................................................................    29

                               INVESTMENT ADVISER
                                Ernst & Company
                             One Battery Park Plaza
                            New York, New York 10004

                            SUB-INVESTMENT ADVISER:
                             NATIONAL MUTUAL FUNDS
                           MANAGEMENT (GLOBAL), LTD.
                               447 Collins Street
                           Melbourne, Australia 3000
                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                                    AUDITORS
                           Coopers & Lybrand, L.L.P.
                             100 East Broad Street

                              Columbus, Ohio 43215

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             THE ERNST WORLD FUNDS

                       ERNST GLOBAL ASSET ALLOCATION FUND
                      ERNST GLOBAL SMALLER COMPANIES FUND
                 ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

                                         For current purchase, redemption and
                                         performance
                                         information, call (800) 672-4797.
                                         TDD/TTY call (800) 300-8893

    The ERNST WORLD FUNDS are a family of mutual funds with each Fund having a separately managed portfolio of assets. The three Funds offered by this Prospectus are the ERNST GLOBAL ASSET ALLOCATION FUND (the "Global Asset Allocation Fund"), the ERNST GLOBAL SMALLER COMPANIES FUND (the "Global Smaller Companies Fund") and the ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND (the "Australia-New Zealand Fixed Income Fund") (collectively the "Funds"). Each of the Funds is a diversified mutual fund, except for the Australia-New Zealand Fixed Income Fund which is non-diversified. These Funds are intended for investors seeking international diversification through investment in specialized portfolios. The Global Asset Allocation Fund has been developed for investors who seek higher levels of capital stability available from investing globally in a mix of equity, debt and money market securities. The Global Smaller Companies Fund has been developed for investors who seek to have their assets invested globally and primarily in smaller companies, as defined below. The Australia-New Zealand Fixed Income Fund has been developed for investors who seek current income with some, but limited, potential for capital appreciation through investment in a portfolio of primarily fixed income securities which present minimal credit risk and which are issued by the governments of Australia or New Zealand or governmental authorities in those countries. The Global Asset Allocation and Smaller Companies Funds are particularly intended for investors who are willing to invest on a longer term basis. All of the Funds are intended for investors who seek the potential benefits in international securities markets and who can accept the risks inherent in those markets.

    The Funds are advised by Ernst & Company ("Ernst" or the "Adviser"), an institutional, securities investment firm with its principal offices in New York, New York. Ernst, founded in 1924, is a member firm of the New York Stock Exchange and of all principal U.S. securities exchanges. Each Fund also utilizes the services of National Mutual Funds Management (Global) Ltd., Melbourne, Australia as sub-investment adviser.

    The investment objective of the Global Asset Allocation Fund is long-term capital appreciation. It seeks this objective by investing primarily in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments.

    The investment objective of the Global Smaller Companies Fund is long-term capital appreciation. It seeks this objective by investing primarily in equity securities of U.S. and foreign companies, the market capitalization of which is less than $1 billion. In the case of U.S. companies, these smaller companies will usually have market capitalization outside of the top 75% of U.S. companies by market capitalization. In the case of non-U.S. companies, these smaller companies will usually have market capitalization outside of the top 50% of companies by capitalization in their market.

    The investment objective of the Australia-New Zealand Fixed Income Fund is current income. It seeks this objective by investing primarily in fixed income securities which present minimal credit risk and which are issued by either the governments of Australia or New Zealand, or governmental authorities in those countries. It may also invest to a more limited extent in corporate debt securities.

    The Funds are investment series of The Coventry Group (the "Group"), an open-end management investment company consisting of several separate investment series. BISYS Fund Services, Limited Partnership, Columbus, Ohio (the "Distributor") acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of the Distributor, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain accounting services for the Funds.

    Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                ---------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------


                The date of this Prospectus is February 5, 1995

                               PROSPECTUS SUMMARY

The Funds..........................  Ernst Global Asset Allocation Fund (the "Global Asset
                                     Allocation Fund"), Ernst Global Smaller Companies Fund
                                     (the "Global Smaller Companies Fund") and Ernst
                                     Australia-New Zealand Fixed Income Fund (the
                                     "Australia-New Zealand Fixed Income Fund"), each a
                                     separate investment portfolio (collectively, the
                                     "Funds") of The Coventry Group, an open-end, management
                                     investment company organized as a Massachusetts business
                                     trust.
Shares Offered.....................  Shares of beneficial interest ("Shares") of the Funds.
Offering Price.....................  The public offering price of the Global Asset Allocation
                                     Fund, the Global Smaller Companies Fund and the
                                     Australia-New Zealand Fixed Income Fund is equal to the
                                     net asset value per Share plus a sales charge equal to
                                     5.50% of the public offering price (5.21% of the amount
                                     invested), for the Global Asset Allocation and Global
                                     Smaller Companies Funds and 3.25% (3.15% of the amount
                                     invested) for the Australia-New Zealand Fixed Income
                                     Fund reduced on investments of $50,000 or more.
Minimum Purchase...................  $1,000 minimum for the initial investment with a $50 minimum for subsequent investments. (See "HOW TO
                                     PURCHASE AND REDEEM SHARES -- Purchases of Shares and
                                     Auto Invest Plan" for a discussion of lower minimum
                                     purchase amounts).
Investment Objective and             The Global Asset Allocation and the Global Smaller
  Policies.........................  Companies Funds seek long-term capital appreciation.
                                     Under normal market conditions, the Global Asset
                                     Allocation Fund will invest primarily in equity
                                     securities of U.S. and foreign companies, debt
                                     securities issued by both private issuers and
                                     governments and in money market instruments. Under
                                     normal market conditions, the Global Smaller Companies
                                     Fund will invest primarily in equity securities of U.S.
                                     and foreign companies, the market capitalization of
                                     which is less than $1 billion. In the case of U.S.
                                     companies, these smaller companies will usually have
                                     market capitalization outside of the top 75% of U.S.
                                     companies by market capitalization. In the case of
                                     non-U.S. companies, these smaller companies will usually
                                     have market capitalization outside of the top 50% of
                                     companies by capitalization in their market. The
                                     Australia-New Zealand Fixed Income Fund seeks current
                                     income. Under normal market conditions, it will invest
                                     primarily in fixed income securities which present
                                     minimal credit risk and which are issued by the govern-
                                     ments of Australia or New Zealand, or governmental
                                     authorities in those countries.

Risks and Special Considerations...  Each of the Funds invest substantial amounts of its assets in securities of issuers located outside of the
                                     United States. The risks of such investments include,
                                     among others, currency fluctuations, possible price
                                     volatility and reduced liquidity, different financial,
                                     accounting and regulatory standards, possible
                                     withholding taxes and expropriation. (See Risk Factors
                                     and Special Considerations) In addition, the Global
                                     Smaller Companies Fund invests primarily in securities
                                     issued by smaller companies which can in some instances
                                     involve greater risks than investing in larger
                                     companies. (See Ernst Global Smaller Companies Fund)
Investment Adviser.................  Ernst & Company, New York, New York.
Sub-Investment Adviser.............  National Mutual Funds Management (Global) Ltd.,
                                     Melbourne, Australia.
Dividends..........................  The Global Asset Allocation Fund and the Global Smaller
                                     Companies Fund intend to declare dividends from net
                                     investment income quarterly and pay such dividends
                                     quarterly. The Australia-New Zealand Fixed Income Fund
                                     intends to declare dividends from net investment income
                                     monthly and pay such dividends monthly. Each Fund will
                                     distribute net realized capital gains, if any, at least
                                     once annually. All such dividends shall be paid in
                                     additional full and fractional shares of a Fund unless a
                                     shareholder elects to take dividends in cash.
Distributor........................  BISYS Fund Services, Limited Partnership, Columbus,
                                     Ohio.

                                   FEE TABLE

                                                                 GLOBAL        GLOBAL       AUSTRALIA-
                                                                 ASSET         SMALLER      NEW ZEALAND
                                                               ALLOCATION     COMPANIES        FIXED
                                                                  FUND          FUND        INCOME FUND
                                                               ----------     ---------     -----------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price).......................        5.50%         5.50%          3.25%
     Maximum Sales Load Imposed on Reinvested Dividends (as
       a percentage of offering price).....................           0%            0%             0%
     Deferred Sales Load (as a percentage of original
       purchase price or redemption proceeds, as
       applicable).........................................           0%            0%             0%
     Redemption Fees (as a percentage of amount redeemed,
       if applicable)1.....................................           0%            0%             0%
     Exchange Fee..........................................      $    0         $   0          $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees.......................................        1.10%         1.10%           .60%
     12b-1 Fees............................................        0.25%         0.25%          0.25%
     Other Expenses3.......................................        1.50%         1.50%          1.45%
                                                               ----------     ---------     -----------
     Total Fund Operating Expenses.........................        2.85%         2.85%          2.30%
                                                               =========      ==========    ============
EXAMPLE
     You would pay the following expenses on a $1,000
       investment, assuming (1) 5% annual return and (2)
       redemption at the end of each time period:

                                                                 1 YEAR        3 YEARS
                                                               ----------     ---------
       Global Asset Allocation Fund........................      $   82         $ 138
       Global Smaller Companies Fund.......................      $   82         $ 138
       Australia-New Zealand Fixed Income Fund.............      $   55         $ 102

     The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Ernst and the Administrator may voluntarily waive or reduce a portion of the fees payable to them which may result in lower total operating expenses. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

1 A wire redemption charge of $15.00 is deducted from the amount of a wire redemption payment made at the request of a shareholder.

2 As a result of expenses payable in connection with the Funds' Distribution and Shareholder Service Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

3 "Other Expenses" for the Funds are based on estimated amounts for the current fiscal year.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objectives. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

     National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM") serves as sub-investment adviser for each of the Funds. NMFM will manage each Fund from its offices in Melbourne, Australia, and will coordinate a global team of regionally based investment professionals in Australia, Japan, Hong Kong, New Zealand, the United States and Europe.

ERNST GLOBAL ASSET ALLOCATION FUND

     The investment objective of the Global Asset Allocation Fund is to seek long-term capital appreciation. Under normal market conditions, the Global Asset Allocation Fund will invest primarily (i.e., not less than 65% of its total assets) in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments. The Fund will normally invest at least 65% of its total assets in at least three different countries around the world.

     While the Global Asset Allocation Fund has been developed for investors who seek long-term capital appreciation, it has been designed for investors who also wish a level of capital stability greater than that which would be realized by a fund which invests solely in global equity markets. Accordingly, the Global Asset Allocation Fund will normally invest in a mix of equity, debt and money market securities. The Adviser and NMFM believe that portfolios so invested can over the long term provide capital appreciation and lower levels of volatility than traditional equity funds.

     The Fund is not limited geographically but will invest primarily in the principal securities markets in North America, Europe and the United Kingdom, Asia and Japan, and Australasia. Like other global funds, this Fund will be exposed to the risks of international investing (See Risk Factors and Special Considerations). The Fund's investments in equity securities will be primarily in larger capitalization companies in the principal securities market for that company. It intends also to limit its investment in debt securities of private issuers to those rated investment grade (rated A or better) by a nationally recognized statistical rating organization or judged by NMFM to be of comparable quality). Money market securities include repurchase agreements, commercial paper, certificates of deposit, bankers acceptances and other liquid, short-term debt securities.

     Although the Fund is not restricted to any particular mix of equity, debt and money market instruments, it will normally invest at least 10% of its total assets in equity securities and at least 20% of its total assets in debt securities or money market instruments. It will not invest more than 70% of its total assets in equity securities or in debt securities at any one time. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in debt securities of corporate and governmental issuers rated in the three highest rating categories by a recognized rating service or determined to be of comparable quality by NMFM and in liquid short-term money market instruments.

     The Fund intends to use various hedging techniques to hedge against currency exchange rate risks. If the value of a currency in which the Fund has invested a portion of its assets, should fall in value relative to the dollar, the value of the Fund's invested assets, expressed in dollars, will also fall. As a general policy, NMFM will attempt to hedge all foreign currency exposures so that the Fund will not be exposed to the risk of foreign currency fluctuations relative to the U.S. dollar. The Adviser may deviate from this policy for temporary defensive purposes where the use of hedging techniques appears particularly ill advised. (See "Foreign Currency Transactions"). In addition to using forward foreign currency exchange contracts, the Fund may also use foreign currency futures and options for foreign currency hedging purposes.

     The Fund may also use futures and options contracts to facilitate efficient cash management, portfolio restructuring and hedging purposes. The Fund will not use such contracts to leverage its assets and these contracts will, in accordance with applicable regulatory requirements, be covered by appropriate assets or segregated accounts (see Futures Contracts; Call and Put Options).

     NMFM uses a global investment process in managing the Fund which involves an ongoing review of global economic developments, changes in economies and securities markets in countries in which the Fund may invest, as well as possible changes in currency values. NMFM relies upon its regional offices to assist in these reviews. In part because of the periodic need to allocate and reallocate assets among the asset classes of the Fund, it is anticipated that the Fund's portfolio turnover rate may be approximately, but is not expected to exceed, 100% (see Expenses and Portfolio Transactions and Foreign Investment
Risk).

ERNST GLOBAL SMALLER COMPANIES FUND

     The investment objective of the Global Smaller Companies Fund is to seek long-term capital appreciation. Under normal conditions, the Global Smaller Companies Fund will invest primarily (i.e., at least 65% of its total assets) in equity securities of U.S. and foreign small companies. The Fund will also normally invest at least 65% of its total assets in at least three different countries around the world. The balance of the Fund's assets will normally be invested in equity securities of larger companies or other permissible investments for the Ernst World Funds (See "Investment Techniques").

     The Global Smaller Companies Fund is intended for long term investors who seek broader diversification by investing a portion of their assets globally and primarily in smaller sized companies. In today's share price environment, companies with total market capitalization of less than $1 billion will be considered small. In the case of U.S. companies, these smaller companies will usually have market capitalization outside of the top 75% of U.S. companies by market capitalization. In the case of non-U.S. companies, these smaller companies will usually have market capitalization outside of the top 50% of companies by capitalization in this market. Smaller companies can, in the view of the Adviser and NMFM, represent attractive investment opportunities. Smaller companies can sometimes focus their energies in more flexible and more innovative ways than larger companies and can position themselves more readily in growing sectors of an economy. Also, smaller companies sometimes are less well researched by investment firms and may as a result be somewhat undervalued. At the same time, investment in smaller companies may involve greater risk than investing in larger companies. Smaller companies may have more limited product lines, markets or financial and management resources. Securities trading markets for smaller companies often trade less frequently and in smaller volume and may be subject to more abrupt or erratic price movements affecting the value of the Fund's shares.

     For temporary, defensive purposes, the Fund may invest up to 100% of its assets in debt securities of corporate and governmental issuers rated in the three highest rating categories by a recognized rating organization or determined to be of comparable quality by NMFM and in liquid short-term money market instruments.

     The Fund intends to use various hedging techniques to hedge against currency exchange rate risks. If the value of a currency in which the Fund has invested a portion of its assets, should fall in value relative to the dollar, the value of the Fund's invested assets, expressed in dollars, will also fall. As a general policy, NMFM will attempt to hedge all foreign currency exposures so that the Fund will not be exposed to the risk of foreign currency fluctuations relative to the U.S. dollar. The Adviser may deviate from this policy for temporary defensive purposes where the use of hedging techniques appears particularly ill advised. (See "Foreign Currency Transactions"). In addition to using forward foreign currency exchange contracts, the Fund may also use foreign currency futures and options for foreign currency hedging purposes.

     The Fund may also use futures and options contracts to facilitate efficient cash management, portfolio restructuring and hedging purposes. The Fund will not use such contracts to leverage its assets and these contracts will, in accordance with applicable regulatory requirements be covered by appropriate assets or segregated accounts (see Futures Contracts; Call and Put Options).

     NMFM uses a global investment process in managing the Fund. It reviews on an on-going basis global economic developments in the regions and countries in which the Fund may invest. It examines conditions in local economies, securities markets, companies and currencies and relies upon its regional offices to assist in these reviews. NMFM does not anticipate the Fund's portfolio turnover rate to exceed 75%.

ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

     The investment objective of the Australia-New Zealand Fixed Income Fund is current income. The Fund seeks this objective by investing primarily (i.e., at least 65% of its total assets) in fixed income securities which present minimal credit risk and which are issued or guaranteed by either the government of Australia or New Zealand, or governmental authorities in those countries.

     The Australia-New Zealand Fixed Income Fund is intended for investors who wish to diversify their investments by investing in a fund which holds high quality debt securities issued primarily by Australian and New Zealand governmental bodies. Historically, debt securities of Australia-New Zealand governments have provided higher yields than U.S. government securities. Like the United States, Australia and New Zealand have had more stable economic and political environments than many other countries of the world. However, like other funds investing outside of the United States, this Fund will be exposed to the risks of international investing (see Risk Factors and Special Considerations).

     The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the Australian government, its agencies, authorities and instrumentalities, as well as Australian state governments and their agencies, authorities and instrumentalities, and in comparable securities issued by the New Zealand government, its agencies or instrumentalities. The Fund may also invest in high rated corporate debt securities of Australian or New Zealand companies and money market instruments. The average duration of securities held by the Fund is expected to be normally between 2 and 6 years. All securities held by the Fund must be rated in one of the three highest rating categories by a recognized rating agency or be of comparable quality in the view of NMFM. For temporary defense purposes, the Fund may reduce its holdings of Australia and New

Zealand securities and invest all its assets in U.S. government securities. The Fund does not anticipate that its portfolio turnover rate will exceed 500%. The Fund will be actively traded by NMFM to increase income. Existing tax rules will limit the extent of such trading. While debt securities are generally traded free of brokerage commissions, dealer spreads or mark-ups do not make such trading free of trading costs.

     The Fund does not intend to engage in hedging transactions to hedge against currency exchange risks, since it is intended for investors who desire a "pure play," that is exposure to Australian interest rate and currency fluctuations. Accordingly, the net asset value of the Fund's shares will fluctuate with changes in both interest rates in Australia and New Zealand and currency exchange rates. As interest rates increase, the value of the Fund's holdings will generally decrease and as interest rates decrease, the value of the Fund's holdings will generally increase. If the value of Australian and New Zealand currencies fall relative to the U.S. dollar, the value of the Fund's holdings expressed in dollars would also fall. If those currencies were to increase in value relative to the U.S. dollar, the value of the Fund's holdings in U.S. dollars would increase. Under extraordinary circumstances, the Fund may, however, use foreign currency hedging strategies (see Foreign Currency Transactions) to attempt to avoid losses that are highly likely to occur in the view of the sub-adviser.

     Because the Fund may invest a substantial portion of its assets in securities issued by the Australian government, it will be considered a non-diversified fund. It also will have a policy to concentrate its investments in Australian governmental issuers. In general, funds which are non-diversified or concentrate in particular industry groups are considered more risky than diversified funds or funds which do not concentrate. Non-diversified funds and funds that concentrate their investments may be more susceptible to any single economic, political or regulatory event. As noted above, the Fund is investing primarily in high quality securities issued by Australian and New Zealand governmental bodies. These securities will be guaranteed as to principal and interest by the issuing body or the national or state government of Australia or New Zealand as the case may be, although there can be no guarantee that political upheaval would never lead to a repudiation.

     The Fund will, nonetheless, be required to comply with diversification requirements of the U.S. Internal Revenue Code. These requirements will generally restrict the Fund's investments, with respect to particular governmental bodies, such that the Fund could not invest substantial assets in a single issuer for extended periods of time.

     Australian Governmental Entities. The Fund is permitted to invest in Commonwealth of Australia government bonds and treasury notes and state government and semi-government bonds and notes. Commonwealth government bonds and treasury notes represent the obligations of the Commonwealth of Australia and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Bonds typically have maturities of twelve to fifteen years but may be longer term. Notes may be issued in maturities up to six months. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various States and State instrumentalities and, in the case of State instrumentalities, are guaranteed by the applicable State government. Maturities range from less than one year to 15 years.

     Mortgage-Backed Securities. The Fund is also permitted to invest in Australian mortgage-backed securities, which represent part ownership by the Fund in a pool of mortgage loans. These loans are made by private lenders and to be eligible for purchase by the Fund must have assurances from Australian federal and state governmental entities or agencies. These securities must also satisfy the Fund's general credit criteria to qualify for purchase.

     The Fund may invest in options and futures contracts to assist in the efficient management of cash holdings and for other investment purposes. (See Futures Contracts, Call and Put Options.)


     Information about Australia. Australia comprises an area almost the same size as the United States, excluding Alaska. Its population is approximately 18 million. The Commonwealth of Australia was formed as a federal union in 1901, with federal legislative powers vested in the Federal Parliament and federal executive power in the Governor-General who is advised by a Federal Executive Council comprised of the Prime Minister and other Federal Ministers. Prior to World War II, the economy was highly dependent on the rural sector. In the last forty years there has been strong growth in the economy and diversification so that the rural sector now accounts for less than 5% of gross domestic product and employment. During the 1990s, Australia has experienced good growth in gross domestic product of around 3% and generally low inflation rates below 3%. Australia has traditionally been a net importer of capital and has traditionally run a current account deficit. Exchange rates between the U.S. dollar and Australia dollar have fluctuated between 1990 and 1995 between a low of $1.21 and a high of $1.55 Australian dollars per U.S. dollar. In late January 1995, the exchange rate was $1.35 Australian to $1.00 U.S. Changes in the exchange rate may occur for numerous reasons and could be significant, affecting the U.S. dollar value of the Fund's assets, its yield and the amount of securities needed to be sold in order to meet dividend distribution requirements.



     Australian interest rates, both short and long term, generally declined during the early 1990s but increased during 1994. 10 year Australian Government Bonds have, during the 1990's, carried interests rates that have generally exceeded 10 year U.S. Government Bond rates by 1% to 2.5%. There is no assurance that this will continue. (See the Statement of Additional Information for information comparing interest rates of U.S. and Australian Bonds). During most of the 1990s, the Australian government has run budget deficits in excess of 10% of revenues. The Commonwealth and State governments of Australia and their agencies and instrumentalities issue bonds and notes which are generally listed on the Australian Stock Exchange. Most trading in Australian debt securities takes place over-the-counter.


                             INVESTMENT TECHNIQUES

     The following investments and investment techniques are available to each of the Funds, unless otherwise indicated. When an investment limitation is expressed in terms of a percentage of a Fund's assets, that limitation will apply at the time the investment is made. The Funds are not required to sell assets as a result of subsequent market changes in asset values.

EQUITY SECURITIES (ALL FUNDS EXCEPT THE AUSTRALIA-NEW ZEALAND FIXED INCOME FUND)

     Equity securities include but are not limited to common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures"), common stock purchase warrants, closed-end country funds listed on a securities exchange, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

DEBT SECURITIES (ALL FUNDS)

     Debt securities are securities issued by companies and governments in various forms such as bonds, notes and debentures, and the fixed income valuation of securities convertible into stock and convertible stock. The issuer receives an amount of money which it promises to repay at a particular time (typically the maturity date of the security). The issuer promises to pay interest at stated intervals in either a fixed or variable amount. Debt securities issued by governments and private issuers often receive ratings from recognized rating agencies. (See Appendix A.)

DEPOSITARY RECEIPTS (ALL FUNDS)

     American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risk of other investments in foreign securities, as discussed below.

FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS)

     Forward Foreign Currency Exchange Contracts are used in order to protect against the adverse effect that future changes in foreign currency exchange rates may have on an investment portfolio or on its investment activities that are undertaken in foreign currencies. Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

     Contracts to purchase foreign currencies are used to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Contracts to sell foreign currencies are used to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies relative to the U.S. dollar. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. Foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. No assurance can be given that these techniques will be successful if used.

FUTURES CONTRACTS (ALL FUNDS)

     Each Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. Each Fund may also purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Funds may engage in such futures contracts for hedging purposes, for example, to manage its cash position through exposure to particular markets or securities through the purchase of financial futures contracts and to a more limited extent for general trading and investment purposes. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     Aggregate initial margin deposits for futures contracts for other than "bona fide hedging" purposes, as defined in applicable rules of the Commodity Futures Trading Commission, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options on all such futures contracts may not exceed the market value of a Fund's total assets.

GOVERNMENT OBLIGATIONS (ALL FUNDS)

     The Funds may invest in government obligations of the U.S. Government as well as government obligations of foreign countries. The types of U.S. Government Obligations invested in by a Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. The Funds may also invest in obligations issued or guaranteed by foreign governments or their agencies and instrumentalities.

MONEY MARKET INSTRUMENTS (ALL FUNDS)

     The Funds may invest in U.S. and foreign money market instruments. Money market instruments consist of: repurchase agreements, certificates of deposit, time deposits and bankers acceptances; commercial paper rated in one of the two highest rating categories by at least one recognized rating organization or deemed to be of comparable quality by the Fund's sub-adviser and money market mutual funds.

CALL AND PUT OPTIONS (ALL FUNDS)

     Each Fund may purchase call options or write (sell) call options on securities or on security indexes. The Fund is not required to own the underlying security or the securities in the index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security or group of securities at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option (i.e., an option where the Fund owns the underlying security) and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. If the Fund writes an uncovered call, it will segregate assets equal to the market value of the underlying security or securities index, using highly liquid instruments. Each Fund will not permit the underlying value of their portfolio securities subject to such options to exceed 50% of its total assets.

     The Funds may also purchase and sell puts. A Fund, when it acquires a put, would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire put options to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a put option or putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities. When the Fund acquires a put for a security or group of securities it does not own or when it writes a put, it will segregate highly liquid assets equal in value to its obligation under the put agreement.

     The call and put options discussed above, which are traded on exchanges and over-the-counter, may also be referred to as derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument or index. While exchange traded options in the U.S. are generally liquid, over-the-counter options are generally illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS (ALL FUNDS)

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

     Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its respective total assets, absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

REPURCHASE AGREEMENTS (ALL FUNDS)

     Each Fund may enter into repurchase agreements to earn income. A repurchase agreement is an agreement whereby a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to any interest rate on the purchased security. The Fund's Custodian will maintain the custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers.

OTHER INVESTMENT POLICIES (ALL FUNDS)

     Each of the Funds may invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other mutual funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Foreign Investment Risk

     Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of governmental regulation of certain foreign securities markets, difficulties in effecting repatriation of capital invested abroad, difficulties in transaction settlements, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets. For additional information regarding the special risks associated with investments in foreign securities, see "Foreign Investments" in the Statement of Additional Information.

     Brokerage commissions, custodial services and other costs relating to investments in foreign countries are generally more expensive than the United States. Foreign securities markets have different clearance and settlement systems. In certain markets, settlements can be delayed, resulting in temporary periods when a Fund may not be fully invested, difficulty in disposing of securities or difficulty in achieving attractive investment opportunities. In addition, different business practices and different levels of government supervision and regulation may cause increased risk of loss due to lost, stolen or counterfeit securities.

     Because of their specialized investment techniques and their emphasis on foreign securities, the Funds should be considered as vehicles for diversification of investments and not as balanced investment programs.

  Currency Risks

     Since significant portions of the Funds will be invested in currencies other than the U.S. Dollar, changes in the exchange rate of the U.S. Dollar against other currencies will affect the U.S. Dollar value of the Funds. This risk is particularly present for the Australia-New Zealand Fixed Income Fund which does not intend to hedge against currency risks. Currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. Each Fund's net asset value will be reported, and distributions from the Funds will be made, in U.S. dollars. Therefore, a Fund's reported net asset value and distributions would be adversely affected by depreciation of foreign currencies relative to the U.S. Dollar.

  Other Considerations

     The Adviser and the Sub-Adviser began managing for the first time other U.S. registered mutual funds in 1995; however, the Adviser and the Sub-Adviser have extensive prior experience in providing investment advisory services to large institutional clients, high net worth individuals and, in the case of the Sub-Adviser, to several mutual funds organized outside of the United States in such markets as Hong Kong, Australia, New Zealand and Luxembourg.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, of whom two are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group is managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

     The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Ernst & Company

     Ernst & Company, New York, New York (the "Adviser" or "Ernst") serves as investment adviser to the Funds. Ernst is a securities investment firm that was founded in 1924. Ernst has been a member of the New York Stock Exchange for over 65 years and is a member of each of the major U.S. stock exchanges. Ernst acts as a specialist on the New York and American Stock Exchanges and is also a market maker in the over-the-counter markets. It is an institutionally oriented broker-dealer firm that serves numerous institutional and individual accounts through its correspondent broker-dealer firms. Ernst is registered as an investment adviser with the Commission and with sixteen states and currently manages approximately $40 million in a general securities managed account program, $1 million in a U.S. domestic bank equities managed account program and $9 million in The Ernst Bank Equity Fund, L.P., a limited partnership that invests in U.S. domestic bank equities.

     Subject to the general supervision of the Group's Board of Trustees and in accordance with a Fund's investment objective and restrictions, Ernst oversees and supervises management of the investments of each Fund. Ernst will review the performance of the Sub-Adviser who will be fully responsible for the selection of each respective Fund's portfolio investments. For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, Ernst receives a fee computed daily and paid monthly, at the annual rate of one and one tenth of one percent (1.10%) of the Fund's average daily net assets, in the case of the Global Asset Allocation and Smaller Companies Funds. Ernst in turn pays the Sub-Adviser seven tenths of one percent (0.70%) of the average daily net assets of each of these funds. The investment advisory fees paid by the Funds are higher than those paid by most other investment companies that invest in domestic U.S. securities, but they are not necessarily higher than the fees paid by those investment companies with investment objectives similar to those of the Funds. In the case of the Australian-New Zealand Fixed Income Fund, Ernst receives a fee computed daily and paid monthly, at an annual rate of six tenths of one percent (0.60%) of the Fund's average daily net assets. Ernst in turn pays the sub-adviser four tenths of one percent (0.40%) of the Fund's average daily net assets. Ernst may periodically waive all or a portion of its advisory fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

  National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM")

     NMFM of Melbourne, Australia serves as sub-adviser to each of the Funds. NMFM is part of the worldwide AXA Group of Companies which provide insurance and investment services in locations throughout the world. NMFM is a subsidiary of National Mutual Holdings, the parent company of the National Mutual Group of Companies, which have been involved in the provision of insurance and investment services for in excess of 125 years. NMFM, through NMFM and its affiliated companies now manage over $15 billion in assets. NMFM has access to global money management resources through affiliates in the United Kingdom, Japan, Hong Kong, New Zealand and the United States. NMFM's staff includes 150 investment professionals.

     The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolio:

     The Global Asset Allocation Fund is managed on a day to day basis by Richard Greenfield, Investment Director of National Mutual Funds Management (Global) Limited. Mr. Greenfield has held this position since December 1995. Prior to this he held the positions of Managing Director for Australia, Chief Investment Manager for Australia and Head of the Research and Strategy Group. He has been with NMFM Group since 1986 and prior to this was a Partner/Principal for an international firm of consulting actuaries.

     The Global Smaller Companies Fund is managed on a day to day basis by Nigel Purchase, Executive Director, International Strategy, since July 1995. He has been employed by NMFM since January 1995. Prior to that he was held the positions of Chief Economist for two Australian broker houses, ANZ McCaughan (1993-94) and Potter Warburg (1990-93), and for the U.K. based life insurance company, Norwich Union (1988-90).

     The Australia-New Zealand Fixed Income Fund is managed on a day-to-day basis by Kevin Talbot. Mr. Talbot joined NMFM in 1985 and was appointed Manager, Fixed Income Investments in 1989 and was in 1992 appointed to his present position, Manager, Financial Markets with responsibility for the management of all of NMFM's Australian fixed income and currency dealings. He will be assisted by Mark Brown based in New Zealand who has been a fixed income manager for NMFM since September 1994. Prior to that he was an analyst with NMFM which he joined in May 1994. From 1992 to 1994, Mr. Brown was an international bond manager with Credit Suisse Asset Management. From 1990 to 1992, Mr. Brown was a bond trader and foreign exchange dealer.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Limited Partnership ("BISYS Fund Services") is the administrator for the Funds and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS Fund Services is wholly-owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of seventeen one-hundredths of one percent (0.17%) of the Fund's first $500 million in average daily net assets. This fee is reduced on a sliding scale to 0.05% of assets in excess of $1 billion. The Administrator is entitled to a minimum fee of $75,000 per Fund per year. The Administrator may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

     The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

                            INVESTMENT RESTRICTIONS

     A Fund is subject to a number of investment restrictions, some of which that may be changed only by a vote of a majority of the outstanding Shares of such a Fund (as defined in the Statement of Additional Information). The following are three of the Funds' investment restrictions which may only be changed by a majority vote of the outstanding shares of a Fund:

     Each of the Funds will not:

     1. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

     2. Make loans, except that a Fund may purchase or hold debt securities and other investments and enter into repurchase agreements in accordance with its investment objective and policies.

     3. Other than the Australia-New Zealand Fixed Income Fund which concentrates in securities issued by Australian governmental issuers, none of the Funds will invest in excess of 25% of its total assets in issuers in a particular industry or group of industries.

     In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

     Any of these investment restrictions, as well as other investment policies, that may limit a Fund's investment to a specified percentage of Fund assets apply only at the time of investment. The Funds are not required to sell portfolio investments which have appreciated in value relative to other assets in order to comply with investment limitations.

                              VALUATION OF SHARES

     The net asset value of each of the Funds is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

     The securities in the Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares of the Funds are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800) 672-4797.

PURCHASES OF SHARES

     Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $1,000 for the initial purchase of Shares ($250 in the case of an Ernst World IRA) and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $50. (But, see "HOW TO PURCHASE AND REDEEM SHARES -- Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

     Purchasers of Shares of the Funds will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form plus a sales charge, when applicable ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

  Purchases By Mail

     To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

    Ernst World Funds
     Dept. L-1636
     Columbus, Ohio 43260-1636

     An Account Application form can be obtained by calling your broker or the Funds at (800) 672-4797. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

  Purchases by Telephone

     Shares of a Fund may be purchased by calling your broker or the Funds at
(800) 672-4797, if your Account Application, in good form, has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  Other Information Regarding Purchases

     Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") based upon the public offering price. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

     The Group reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

     Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

SALES CHARGES

     The Public Offering Price of Shares of the Funds equals the sum of the net asset value per Share plus a sales load in accordance with the table below. The BISYS Fund Services receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

GLOBAL ASSET ALLOCATION & GLOBAL SMALLER COMPANIES

                                                                                   DEALER
                                                                                 DISCOUNTS
                                                   SALES          SALES        AND BROKERAGE
                                                 CHARGE AS      CHARGE AS      COMMISSIONS AS
                                                 % OF NET      % OF PUBLIC      % OF PUBLIC
                                                  AMOUNT        OFFERING          OFFERING
             AMOUNT OF PURCHASE                  INVESTED         PRICE            PRICE
---------------------------------------------    ---------     -----------     --------------
Less than $50,000............................      5.82%          5.50%            4.90%
$50,000 but less than $100,000...............       4.71           4.50             4.00
$100,000 but less than $250,000..............       3.36           3.25             2.85
$250,000 but less than $500,000..............       2.30           2.25             2.00
$500,000 but less than $1,000,000............       1.01           1.00             0.90
$1,000,000 or more...........................       0.00           0.00             0.00

AUSTRALIA-NEW ZEALAND FIXED INCOME

                                                                                   DEALER
                                                                                 DISCOUNTS
                                                   SALES          SALES        AND BROKERAGE
                                                 CHARGE AS      CHARGE AS      COMMISSIONS AS
                                                 % OF NET      % OF PUBLIC      % OF PUBLIC
                                                  AMOUNT        OFFERING          OFFERING
             AMOUNT OF PURCHASE                  INVESTED         PRICE            PRICE
---------------------------------------------    ---------     -----------     --------------
Less than $50,000............................      3.36%          3.25%            2.90%
$50,000 but less than $100,000...............       3.09           3.00             2.70
$100,000 but less than $250,000..............       2.83           2.75             2.45
$250,000 but less than $500,000..............       2.04           2.00             1.80
$500,000 but less than $1,000,000............       1.01           1.00             0.90
$1,000,000 or more...........................       0.00           0.00             0.00

     From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes the combination of any of the following: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; and (iii) businesses owned as sole proprietorships (or partnerships), provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one account which identifies the Purchasers.

     The Distributor, at its expense, will also provide additional compensation to broker-dealers, financial consultants and financial institutions in connection with sales of Shares of a Fund. Such compensation will include financial assistance to such entities in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies and clocks). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The Distributor or the Adviser, at its expense, may also provide additional compensation to certain broker-dealers, financial consultants and financial institutions in connection with sales of Shares of a Fund, which compensation, payable in amounts not to exceed 0.20% of the average daily net assets of shareholders with whom such persons have relationships, is paid in connection with various services provided to such shareholders.

SALES CHARGE WAIVERS

     The following classes of investors may purchase Shares of the Funds with no sales charge:

     (1) existing Shareholders of a Fund upon the automatic reinvestment of dividend and capital gains distributions;

     (2) Trustees of the Group, officers, directors, employees and retired employees of (a) the Adviser, the Sub-Advisers and their affiliates and
         (b) the Distributor and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

     (3) employees (and their spouses and children under the age of 21) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Fund;

     (4) investors for whom an investment dealer or one of their affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity and for whom purchases are made through such accounts or with proceeds from liquidations of such accounts; and

     (5) purchases made on behalf of other investment companies distributed by any affiliate of BISYS Group, Inc.

     Each investor described in paragraphs (2) and (3) above must so identify himself/herself at the time of purchase. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund. In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market front-end load mutual fund (but not funds subject to a contingent deferred sales load). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

LETTERS OF INTENT

     Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the Purchaser's intention to purchase Shares at a specified total public offering price within a 13-month period.

     A Letter of Intent is not a binding obligation upon the Purchaser to purchase the full dollar amount indicated. The minimum initial investment under a Letter of Intent is 5% of such dollar amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full dollar amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the Purchaser until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated by the Letter of Intent has been purchased, the escrow will be released. A Letter of Intent may include purchases of Shares made not more than 30 days prior to the date the Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. A Purchaser as defined above may combine purchases made in several capacities for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, a Purchaser must designate on the account application the accounts that are to be combined for this purpose.

     If a Purchaser qualifies for a further reduced sales charge because he or she either has purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes Shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional Shares of the Fund on behalf of the Purchaser; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

     For Purchasers who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes Shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, such additional Shares will be purchased at the conclusion of the 13-month period and in the form of additional Shares, credited to the Purchaser's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

     For further information about Letters of Intent, interested investors should contact the Funds at (800) 672-4797. This program, however, may be modified or eliminated at any time or from time to time without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

     A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of the Funds or by combining a current purchase of Shares of a Fund with prior purchases of Shares of the other Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of a Fund plus (ii) the then-current net asset value of all Shares held by the Purchaser in either of the Funds. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must provide the Transfer Agent or the Distributor with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

ERNST WORLD INDIVIDUAL RETIREMENT ACCOUNT ("ERNST WORLD IRA")

     An Ernst World IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Ernst World IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of Ernst World IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Ernst World IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an Ernst World IRA must designate the type and year of the contribution.

     For more information on an Ernst World IRA, including the forms required to open an Ernst World IRA, call your broker or the Funds at (800) 672-4797. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

     The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Application which can be requested by calling
(800) 672-4797. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

     The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Fund. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence and are limited to five per year. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling your broker or the Funds at (800) 672-4797 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application.

REDEMPTION OF SHARES

     Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: 3435 Stelzer Road, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

     If the Group receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Group cannot execute the order. In such cases, the Group will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

     Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address of record or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800) 672-4797. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, is presently $15.00 for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail." Neither the Distributor, the Transfer Agent, Ernst nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Funds or their service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum account balance is $10,000 and the required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 672-4797 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

     A Shareholder may elect to have all income dividends and capital gains distributions from one Fund paid by check or reinvested in the other Fund (provided the other Fund is maintained at the minimum required balance).

     The Directed Dividend Option may be modified or terminated at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an Ernst World IRA.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made in accordance with the applicable settlement requirements after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Funds will attempt to honor requests from Shareholders for next day payments if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     Each Fund (other than the Australia-New Zealand Fixed Income Fund) intends to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. The Australia-New Zealand Fixed Income Fund intends to declare and pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

FEDERAL TAXES

     Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). A regulated investment company generally is not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders. Earnings of a Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     Each Fund intends to distribute substantially all of its net investment income and realized capital gains to Shareholders. Distributions will be taxed as ordinary income in the hands of shareholders, except to the extent they are designated as capital gain dividends or are from sources other than net investment income or net realized capital gains. Capital gain dividends are treated as long-term capital gains in the hands of shareholders, regardless of how long the shareholder has held a Fund's shares. Distributions that are not from the Fund's net investment income or net realized capital gain may be characterized as a return of capital to shareholders, reducing the shareholder's basis in its shares, and amounts so distributed in excess of such basis generally will be characterized as capital gain. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared, rather than the calendar year in which the distributions are actually received. The Company will inform Shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.

     Shareholders who purchase shares of a Fund in the period prior to the declaration of a dividend by that Fund, will receive a portion of his or her investment back as taxable income or capital gain as a result of the dividend distribution.

     A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under United States income tax principals as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to tax law limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will so notify shareholders.

     A more detailed description of tax consequences to Shareholders is contained in the Statement of Additional Information under the heading "Tax Status."

STATE AND LOCAL TAXES

     The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code.

     Distributions from the Funds may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                       EXPENSES AND CERTAIN FUND SERVICES

EXPENSES AND PORTFOLIO TRANSACTIONS

     Ernst and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Funds' Adviser or Sub-Adviser effects transactions with those brokers and dealers whom they provide the most favorable prices and are capable of providing efficient executions. If the adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out its obligations to the Funds.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, the adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the adviser's overall responsibilities to the Funds. In reaching this determination, the adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS Fund Services, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (0.25%) of the average daily net assets of each Fund. Such amount may be used to pay banks, broker-dealers and other institutions for administrative and shareholder services and other similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, its subsidiaries and its affiliates.

CUSTODIAN

     The Bank of California, N.A., through its Mitsubishi Global Custody Division (the "Custodian") serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Group, the Custodian receives an annual asset-based fee from each Fund for such services plus, under certain circumstances, fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio" or the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services Ohio also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE COMPANY -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While BISYS Fund Services Ohio is a distinct legal entity from BISYS Fund Services (the Funds' Administrator and Distributor), BISYS Fund Services Ohio is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

     The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

     Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement and the Plan.

     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

     The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist Shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

     Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results.

     Additional information regarding the investment performance of the Funds will be contained in the annual report of the Funds which, when available, may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

     Inquiries regarding the Funds may be directed in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 672-4797.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACCOUNT REGISTRATION                           ERNST        WORLD         FUNDS
RETURN COMPLETED FORM TO:
Ernst World Funds
Dept. L-1636                                   [             LOGO              ]
Columbus, OH 43260-1636
FOR ASSISTANCE, CALL 1-800-672-4797            GLOBAL THINKING * SMART INVESTING



--------------------------------------------------------------------------------
SHARES OF ERNST WORLD FUNDS:
* Are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
*  Are not deposits or other obligations of, or guranteed by, any bank.
* Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------
1 FUND SELECTION

The minimum initial investment is $1,000 per fund; the minimum additional investment is $50 (Lower limits may apply. Please see "How to purchase and redeem shares" in the prospectus). I am investing in the following fund(s). The payment method I have chosen is: [ ] Check: My check, made payable to Ernst World Funds, is enclosed. [ ] Wire: I will call 1-800-672-4797 for instructions. [ ] Bank transfer. Debit my bank account as indicated in Section 4.



                                                $________________  Ernst Global Asset Allocation Fund

$_________________ Ernst Asia Fund              $________________  Ernst Global Smaller Companies Fund

$_________________ Ernst Global Resources Fund  $________________  Ernst Australia-New Zealand Fixed Income Fund

                        -----------------------------------------
                        $                   TOTAL AMOUNT INVESTED
                        ------------------------------------------


================================================================================
2 ACCOUNT REGISTRATION Do not use this form to establish a retirement account. To receive the forms necessary to open a retirement account, please call 1-800-672-4797.
TYPE OF REGISTRATION (check one)



                                               [ ] Community Property   [ ] Nonprofit Organization*     [ ] Charitable Organization*
[ ] Individual                                 [ ] Tenants in Common    [ ] Corporation*                [ ] Custodian for Minor
[ ] Joint Tenants with Right of Survivorship   [ ] Partnership*         [ ] Trust*                      [ ] Other (Specify)*_______

* Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account. If any such aggrements or resolutions are not in existence, complete Section 9.



_____________________________________________________   ___________________________     _______________________________________
INDIVIDUAL (First Name/Initial/Last Name)                    Date of Birth                   Social Security Number

_____________________________________________________   ___________________________
JOINT OWNER - IF ANY (First Name/Initial/Last Name)           Date of Birth

_____________________________________________________
NAME OF CUSTODIAN (only one) as custodian for

_____________________________________________________   ___________________________     _______________________________________
Name of Minor (only one)                Minor's State      Minor's Date of Birth              Minor's Social Security Number
                                        of Residence

_____________________________________________________   ___________________________     _______________________________________
NAME OF ORGANIZATION/TRUST/PLAN                              Date of Trust                        Tax ID Number

_____________________________________________________
Name of Trustee

_______________________________________________________________________________________________________________________________
ADDRESS Number and Street             Apt#              City                    State                   Zip

(___)___________________________________________________(____)_________________________________________________________________
Daytime Telephone Number                                Evening Telephone Number

CITIZENSHIP     [ ] U.S. Citizen
                [ ] Nonresident Alien (Attach a W-8 form. Dividends are subject to tax witholding)
                [ ] Resident Alien

EMPLOYMENT      Required by National Association of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of institution________________________________________Please complete section 5E.

EMPLOYMENT FOR JOINT ACCOUNT OWNER Required by National Associtation of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of instituion________________________________________Please complete section 5E.


3 DISTRIBUTION SELECTION Your dividends and capital gains will be automatically reinvested into your account unless you indicate otherwise below.

I would like my:
[ ] Dividends and capital gains reinvested for
    fund(s)___________________________
[ ] Dividends paid by check and capital gains reinvested for fund(s)___________________________
[ ] Dividends and capital gains sent to me by check to the address indicated in
    Section 2 for fund(s)___________________________
[ ] Dividends and capital gains automatically deposited to my bank account as indicated in Section 4 for fund(s)__________________________
[ ] Dividends and capital gains reinvested in another established Ernst World
    Fund (minimum balance of $500 required)

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number


================================================================================
4 ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

FOR YOUR CONVENIENCE, YOU MAY AUTHORIZE ERNST WORLD FUNDS TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR ERNST WORLD FUNDS ACCOUNT.

I have attached a VOIDED CHECK OR DEPOSIT SLIP for my
[ ] checking*  [ ] savings*   [ ] money market*     account.

I would like to use this service:

[ ] for the Automatic Plan(s) I signed up for in Section 5
[ ] to establish Bank Wire instructions
[ ] to receive dividends and capital gains

________________________________________________________________________________
Bank Name         Branch Office                 Bank Telephone Number

________________________________________________________________________________

Account Number    Bank Routing Number or ABA Number (if unknown, call your bank)

________________________________________________________________________________
Name(s) on Bank Account (must be the same as Ernst World Funds account)

________________________________________________________________________________
Bank Address (do not use P.O. Box)      City            State           Zip

________________________________________________________________________________
Signature of Co-Owner of Bank Account

[FN]
*Debits to this account may count toward the maximum number of withdrawals allowed for this type of account. Please check with your bank to ensure that they accept "ACH transactions" for the account you are using.
================================================================================
5 ACCOUNT OPTIONS

A. AUTOMATIC INVESTMENT AND WITHDRAWAL PLANS Minimum $50 automatic investment and $100 automatic withdrawal per fund; please see prospectus for details.

[ ] AUTOMATIC INVESTMENT PLAN.  I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below withdrawn from my bank account noted in Section 4 and invested in the fund(s) listed below.
    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

[ ] AUTOMATIC WITHDRAWAL PLAN. Required minimum balance is $10,000. I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below [ ] deposited into my bank account noted in
    Section 4. [ ] mailed to me by check at the address indicated in Section 2.

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

B.  RIGHTS OF ACCUMULATION Please see the prospectus for qualifications.
[ ] My combined holdings in the Ernst World Funds may entitle me to a reduced sales charge. Applicable shareholder account numbers are:
    Fund ___________________  Fund ___________________  Fund ___________________
    Account #_______________  Account #_______________  Account #_______________

C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see the prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus.
    Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of one or more of the above Funds (except the money market funds) an aggregate amount at least equal to that which is checked below.

        [ ] $50,000  [ ]$100,000  [ ]$250,000  [ ]$500,000  [ ]$1,000,000

D. SALES CHARGE WAIVER Please see current prospectus for eligibility.
The Sales Charge Waiver Form must be attached.
To receive a copy of the Sales Charge Waiver Form, see your employer or call 1-800-672-4797. Investor Category___________________

E. DUPLICATE STATEMENTS & CONFIRMATIONS (Optional, at your discretion) Please send duplicate statements and confirmations to:

________________________________________________________________________________
Name                    Company

________________________________________________________________________________
Address                 City                    State                   Zip

6 TELEPHONE REDEMPTION AND EXCHANGE If left blank, you will automatically receive telephone privileges.

I elect the telephone privileges as described in the prospectus. [ ] Yes [ ] No
================================================================================
7 CUSTOMER AGREEMENT

To: BISYS Fund Services (BISYS), Distributor, and BISYS Fund Services Ohio, Inc., Transfer Agent.

I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the fund(s). I
(We) affirm that I (we) have received and read the current prospectus(es) of the fund(s) selected and agree to be bound by its (their) terms.

Any changes to sections 1, 2 or 4 must be made in writing to BISYS Fund Services, accompanied by a signature guarantee from an eligible guarantor institution as outlined in the funds' prospectuses.

Any changes to sections 3, 5, 6, or 9 must be made in writing to BISYS Fund Services, but do not require a signature guarantee. Please allow 15 business days after receipt of the request to add, change or discontinue the Auto Withdrawal feature.

The meaning of words in this Agreement: The words I," me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.

a. REPRESENTATIONS. I understand that you provide no investment, tax or legal advice, and I have relied on my independent judgment with respect to the suitability or potential value of any security or order.

b. FORCE MAJEURE. You shall not be liable for loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond the control of the Distributor and the Transfer Agent.

c. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.

d. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearing house where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by Ernst World Funds (the "Fund") set forth in the funds' then-current prospectuses.

e. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.

f. RELIANCE ON REPRESENTATIONS. I understand that the Distributor and the Transfer Agent shall rely on the information which I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Distributor or the Transfer Agent in writing. The Distributor and the Transfer Agent are entitled to rely on this information until I change it by subsequent written notice.

g. DELIVERY AND RECEIPT. Any orders for transactions in the funds under this Agreement will NOT be effective until received and approved by the Distributor or the Transfer Agent at their offices in Columbus, Ohio. The Distributor or the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.

h. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund and its agents will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.

i. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:

(i) ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
(ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

(iv) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

(v) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(vi) ALL AGREEMENTS SHALL INCLUDE A STATEMENT THAT "NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED, OR (ii) THE CLASS
IS DECERTIFIED, OR (iii) THE PERSON AGAINST WHOM THE ARBITRATION AGREEMENT WOULD BE ENFORCED IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN." IT IS AGREED THAT ANY CONTROVERSY BETWEEN ME AND ALL OR ANY OF THE FUNDS AND ITS SERVICE PROVIDERS, ARISING OUT OF THIS AGREEMENT OR MY BUSINESS WITH YOU, SHALL BE SETTLED BY ARBITRATION CONDUCTED IN ACCORDANCE WITH THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE AMERICAN ARBITRATION ASSOCIATION, AS I MAY ELECT. FAILURE TO NOTIFY YOU OF SUCH ELECTION IN WRITING WITHIN FIVE (5) DAYS AFTER RECEIPT FROM YOU OF A REQUEST FOR ARBITRATION SHALL BE DEEMED TO BE AUTHORIZATION TO MAKE SUCH ELECTION ON MY BEHALF. JUDGMENT UPON THE AWARD OF THE ARBITRATORS MAY BE ENTERED BY ANY COURT HAVING JURISDICTION.

j. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Fund, with regard to this Account, I agree to indemnify and hold the Distributor, the Transfer Agent and the Fund, its officers, directors, employees and agents harmless from and against any and all losses, liabilities, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement, which are not caused by the negligence or willful misconduct of the Distributor, the Transfer Agent or the Fund. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.

k. I understand that, if disbursements out of this account are to anyone other than applicant or applicant's joint tenant, a signature guarantee will be required.

l. With respect to Section 5A, I understand that if the 5th or 20th should fall on a nonbusiness day, the transaction will be effective on the next business day.

m. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

8 YOUR SIGNATURE All registered shareholders must sign.

I HAVE RECEIVED AND READ THE CURRENT PROSPECTUS(ES) OF THE FUND(S) SELECTED AND THIS ACCOUNT REGISTRATION FORM AND AGREE TO BE BOUND BY THEIR TERMS.
By signing below, I certify under the penalty of perjury, that (check appropriate box):
        [ ] The number I have provided is the correct taxpayer identification number for this account, and I AM NOT subject to backup withholding because (a) I am exempt from backup withholding (and if I am a nonresident alien, I have provided you with a compete W-8 form), or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

        [ ] The number I have provided is my correct taxpayer identification number, and I AM subject to backup withholding.

BY SIGNING BELOW, I REPRESENT THAT I HAVE READ THE TERMS AND CONDITIONS GOVERNING THIS ACCOUNT AND AGREE TO BE BOUND BY SUCH TERMS AND CONDITIONS AS ARE CURRENTLY IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, AND I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND THE DISCLOSURE WITH RESPECT TO NON-DEPOSIT INVESTMENT PRODUCTS AT THE CONCLUSION OF THIS AGREEMENT.

X                                       X
--------------------------------------  ---------------------------------------
Signature                       Date    Signature                       Date

X                                       X
--------------------------------------  ---------------------------------------
Signature(Joint Owner-if any)   Date    Signature(Joint Owner-if any)   Date

===============================================================================
9 ORGANIZATION RESOLUTION

This seciton is to be completed by organizations. In some circumstances, additional documentation is required. Pleas call 1-800-672-4797 to inquired. Also, please be sure to fill out the appropriate resolution fully, as incomplete documentation will cause delays in investing and redeeming.

TYPE OF ORGANIZATION

[ ] Corporation  [ ] Nonprofit Organization  [ ] Partnership


--------------------------------------  ---------------------------------------
Name of Organization                    Name (Please print)             Title

--------------------------------------  ---------------------------------------
Address                                 Signature

--------------------------------------  ---------------------------------------
City              State       Zip       Name (Please print)             Title

--------------------------------------  ---------------------------------------
Telephone                               Signature

                                        ---------------------------------------
I,_________________of_________________  Name (Please print)             Title
certify that the following is a true
copy of a resolution now in full force  ---------------------------------------
and effect, duly adopted by the         Signature
Board of Directors or by those with
authority to act on behalf of said
Organization on _______________ 19__:
Resolved, that any [ ] one [ ] two
[ ] three [ ] four of the persons
whose names and signatures appear       Be it further resolved, that the
below are hereby authorized and         parties named above are hereby
directed to execute and deliver any     authorized and directed to sign such
written instruments including, without  documents, make such filings and to
limitation, the Customer Agreement,     take such further actions as may be
which is attached hereto and made a     necessary or desirable to implement
part hereof by this reference,          this resolution.
necessary to establish and maintain
accounts with any fund within the Ernst
World Funds, to effect purchases and
redemptions of such shares.             X
                                        ---------------------------------------
                                        Signature of certifying        Date
                                        person of officer
--------------------------------------- (Other than those listed above) All
Name (Please print)             Title   persons authorized to act on the
                                        account must also sign under Section 8
--------------------------------------- of this application.
Signature

===============================================================================
BANK, BROKER/DEALER USE ONLY
Investment Rep__________________ SS#_______________________ Rep#_______________
Broker/Dealer#__________________ Office Name_______________ Office#____________
Telephone (___)_________________ Signature_____________________ Date___________
Referred by_____________________ Office Name_______________ Office#____________
Principal ______________________ Signature_____________________ Date___________
===============================================================================
===============================================================================
OFFICE USE ONLY
Dealer# _ _ _ _ _ _ _       Rep # _ _ _ _ _ _           Lead Source _ _
Wholesaler # _ _ _          Referring Employee _ _ _ _  Fund Source _ _
Office# _ _ _ _ _ _ _       Referring Branch _ _ _ _    Campaign Code _ _
===============================================================================